Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENTS

The Group has evaluated subsequent events through the date of issuance of the consolidated financial statements, and except for the following events with material financial impact on the Group's consolidated financial statements, no other subsequent event is identified that would have required adjustment or disclosure in the consolidated financial statements.

On January 14, 2020, Aptorum Group entered into a regional distribution agreement with Multipak Limited for the commercialization of its dietary supplement for women undergoing menopause and experiencing related symptoms. The dioscorea opposita bioactive nutraceutical tablets has commenced production in Canada and will be marketed under the brand name NativusWellTM.

On February 25, 2020, the Company entered into certain securities purchase agreement (the "Purchase Agreement") with certain non-affiliated institutional investors and Jurchen Investment Corporation, the ultimate parent of the Group, pursuant to which the Company agreed to sell total 1,351,350 Class A Ordinary Shares (the "Shares") and warrants ("Warrants") to purchase 1,351,350 of the Shares, for gross proceeds of approximately $10 million. The Warrants will be exercisable immediately following the date of issuance for a period of seven years at an initial exercise price of $7.40. The purchase price for each Share and the corresponding Warrant is $7.40. The Shares and Warrants were issued on February 28, 2020. Additionally, the Company issued 43,243 warrants to the placement agent on terms substantially the same as the Warrants except that the exercise price of the warrants issued to the Placement Agent was $8.88.

On March 16, 2020, the Company granted 554,882 share options to employees, external consultants and advisors of the Group in accordance to the 2017 Share Option Plan with an exercise price of$2.99 per share.

On January 30, 2020, the World Health Organization declared the coronavirus outbreak a "Public Health Emergency of International Concern" and on March 10, 2020, declared it to be a pandemic. Actions taken around the world to help mitigate the spread of the coronavirus include restrictions on travel, and quarantines in certain areas, and forced closures for certain types of public places and businesses. The coronavirus and actions taken to mitigate it have had and are expected to continue to have an adverse impact on the economies and financial markets of many countries, including the geographical area in which the Company operates. While the closures and limitations on movement, domestically and internationally, are expected to be temporary, if the outbreak continues on its current trajectory the duration of the supply chain disruption could reduce the availability, or result in delays, of materials or supplies to and from the Group, which in turn could materially interrupt the Group's business operations. Given the speed and frequency of the continuously evolving developments with respect to this pandemic, the Group cannot reasonably estimate the magnitude of the impact to its consolidated results of operations.

Additionally, it is reasonably possible that estimates made in the financial statements have been, or will be, materially and adversely impacted in the near term as a result of these conditions, including losses on investments; impairment losses related to long-lived assets and current obligations.